UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 20, 2026
Date of Report (Date of earliest event reported):

AYTU BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 East Union Avenue, Suite 920
Denver, CO 80237
(Address of principal executive offices, including zip code)

(720) 437-6580
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AYTU	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 20, 2026, Aytu BioPharma, Inc. (the “Company” or “Aytu”) issued a press release titled “Aytu BioPharma Recaps Investor Day Held on January 20, 2026.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On January 20, 2026, the Company posted to its website a presentation that was used in connection with an investor meeting held on January 20, 2026. The presentation includes, among other matters, information on the EXXUA™ (gepirone) extended-release tablets opportunity. A copy of the presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K. The presentation can also be viewed on the Company’s website at https://investors.aytubio.com/ under Events & Presentations.

The information in the press release attached as Exhibit 99.1 and the information in the presentation attached as Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated January 20, 2026
99.2	Investor Day Presentation Dated January 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date: January 20, 2026	By:	/s/ Ryan J. Selhorn
Ryan J. Selhorn
Chief Financial Officer